UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                     FORM 8-K

                                   CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  March 9, 1999

                                      1-2981
                             ------------------------
                             (Commission File Number)

                             ________________________


                               FIRSTAR CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             WISCONSIN                                    39-1940778
       -----------------------                      ----------------------
      (State of incorporation)                        (I.R.S. Employer
                                                    Identification Number)

              777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
              ------------------------------------------------------
               (Address of Registrant's principal executive office)

                                  414-765-4321
                         -------------------------------
                         (Registrant's telephone number)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          (a) Previous Independent Public Accountants

           Effective March 9, 1999, the Board of Directors of Firstar Corporation, a Wisconsin corporation (the "Registrant") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants. The Audit Committee of the Board of Directors of the Registrant approved this action.

           Arthur Andersen had been engaged to audit the financial statements of Star Banc Corporation, an Ohio corporation ("Star"), prior to the consummation of the merger of Star and the Registrant (the "Merger") on November 20, 1998. In connection with the audits of Star's financial statements as of December 31, 1997 and 1996 and for the years then ended and through the period November 20, 1998, there were no disagreements between Star and Arthur Andersen on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. Arthur Andersen's reports on Star's financial statements as of December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

           Upon the consummation of the Merger, the Board of Directors of the Registrant engaged Arthur Andersen as of November 20, 1998 to audit the Consolidated Balance Sheets as of December 31, 1998 and 1997 and the Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1998. During the interim period between November 20, 1998 and March 9, 1999, there were no disagreements between the Registrant and Arthur Andersen on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements.

           The Registrant has provided a copy of this disclosure to Arthur Andersen in compliance with the provisions of Item 304(a)(3) of Regulation S-K and has requested a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements as set forth above. A copy of that letter, dated March 11, 1999, is attached as
Exhibit 16.1 to this Current Report on Form 8-K.

          (b) New Independent Public Accountants

           Effective March 9, 1999, the Registrant engaged the accounting firm of Pricewaterhouse Coopers LLP as independent public accountants of the Registrant.



ITEM 5.   OTHER MATTERS

     On March 9, 1999, the Board of Directors of the Registrant approved both a three-for-one split in the common stock, par value $.01, of the Registrant ("Firstar Common Stock") and a plan to repurchase five million (pre-split) shares of Firstar Common Stock. The Board of Directors of the Registrant also announced that holders of record of Firstar Common Stock on March 31, 1999 will be paid a regular quarterly dividend of $0.30 per share on April 15, 1999 based on their pre-split shares of Firstar Common Stock. A copy of the press release announcing the matters set forth herein and certain other matters is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

Exhibit
Number                           Title

16.1       Letter from Arthur Andersen re: change in certifying accountant.

99.1       Text of press release, March 9, 1999, issued by Registrant.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FIRSTAR CORPORATION


                                    By: /s/ Jennie P. Carlson
                                        -----------------------
                                    Name:  Jennie P. Carlson
                                    Title:  Senior Vice President,
                                            General Counsel
                                            and Secretary

Date:  March 9, 1999

EXHIBIT INDEX

Exhibit
Number                              Title

16.1         Letter from Arthur Andersen re: change in certifying accountant.

99.1         Text of press release, dated March 9, 1999, issued by Registrant.